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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     October 5, 1994
                                                      -----------------

                                    BORDEN, INC.
- - - ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New Jersey                      I-71              13-0511250
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(State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)                file number)      Identification No)



180 East Broad St., Columbus, OH                            43215
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(Address of principal executive offices)                  (zip code)




Registrant's telephone number, including area code:         614-225-4000
                                                        -------------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events
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         On October 5, 1994 Borden, Inc. issued a press release (attached as
Exhibit 99) announcing pretax charges of $150 to $200 million to be recorded in the third quarter. The text of the press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits

         99.     Press Release.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BORDEN, INC.




Date:  October 5, 1994                          /s/  James C. Van Meter
                                                -----------------------
                                                James C. Van Meter
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial
                                                Officer & Duly Authorized
                                                Signing Officer)


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                                 EXHIBIT INDEX
                                 -------------

         EXHIBIT
           NO.
         -------

         99.     Press Release